Report of Independent Registered
Public Accounting Firm

To the Board of Trustees
 of and Shareholders of
Money Market Obligations Trust:

In planning and performing
our audits of the financial
statements of Tax-Free Instruments
Trust (the "Fund"), a
portfolio of Money Market
Obligations Trust (the "Trust")
 as of and
for the year ended March 31,
2010, in accordance with the
standards of the Public
Company Accounting Oversight
 Board (United States), we
 considered the Fund's
internal control over financial
 reporting, including controls
over safeguarding securities,
as a basis for designing our
auditing procedures for the
purpose of expressing our opinion
on the financial statements
and to comply with the
requirements of Form N-SAR, but not
for the purpose of expressing
an opinion on the effectiveness
 of the Fund's internal
control over financial reporting.
  Accordingly, we express no such opinion.

The management of the Fund is
responsible for establishing
and maintaining effective
internal control over financial
reporting. In fulfilling this
 responsibility, estimates and
judgments by management are
 required to assess the
 expected benefits and related costs
of controls. A company's internal
 control over financial reporting
 is a process designed to
provide reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external purposes
 in accordance with generally
accepted accounting principles.
  A company's internal control
over financial reporting
includes those policies and
 procedures that (1) pertain
 to the maintenance of records that,
in reasonable detail, accurately
 and fairly reflect the transactions
 and dispositions of the
assets of the company; (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit preparation
 of financial statements in
accordance with generally
accepted accounting principles,
 and that receipts and expenditures
 of the company are
being made only in accordance
with authorizations of management
 and directors of the
company; and (3) provide
 reasonable assurance regarding
prevention or timely detection
of unauthorized acquisition,
use or disposition of a company's
 assets that could have a
material effect on the financial statements.

Because of its inherent limitations,
 internal control over financial
reporting may not
prevent or detect misstatements.
 Also, projections of any evaluation
of effectiveness to
future periods are subject to the
 risk that controls may become
inadequate because of
changes in conditions, or that the
 degree of compliance with the
 policies or procedures
may deteriorate.

A deficiency in internal control
 over financial reporting exists
when the design or
operation of a control does not
allow management or employees,
in the normal course of
performing their assigned functions,
 to prevent or detect misstatements
 on a timely basis.
A material weakness is a deficiency,
 or a combination of deficiencies,
 in internal control
over financial reporting, such that
there is a reasonable possibility
that a material
misstatement of the company's annual
 or interim financial statements will not be prevented or detected on a timely basis.



Our consideration of the Fund's
internal control over financial
 reporting was for the
limited purpose described in the
 first paragraph and would not
necessarily disclose all
deficiencies in internal control
 that might be material weaknesses
 under standards
established by the Public Company
Accounting Oversight Board (United States).
However, we noted no deficiencies
in the Fund's internal control over
 financial reporting
and its operation, including controls
over safeguarding securities that
 we consider to be a
material weakness as defined above
 as of March 31, 2010.

This report is intended solely for
 the information and use of management
 and the Board
of Trustees of the Trust and the
Securities and Exchange Commission
and is not intended
to be, and should not be, used by
anyone other than these specified parties.


   /s/ ERNST & YOUNG LLP
Boston, Massachusetts
May 17, 2010